Exhibit 99.1

Fulgent Reports Fourth Quarter and Full Year 2024 Financial Results

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Full Year Total Revenue of $283.5 million
•
Full Year Core Revenue grows 7% year-over-year to $281.2 million
•
Ended 2024 with $828.6 million of cash, cash equivalents, restricted cash, and investments in marketable securities, representing cash per share of $26.87

EL MONTE, CA, February 28, 2025 — Fulgent Genetics, Inc. (NASDAQ: FLGT) (“Fulgent,” or the “Company”), a technology-based company with a well-established laboratory services business and a therapeutic development business, today announced financial results for its fourth quarter and full year ended December 31, 2024.

Fourth Quarter 2024 Results:

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Total Revenue of $76.2 million
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Core Revenue1 grew 14% year-over-year to $76.0 million
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GAAP loss of $5.9 million, or ($0.19) per share
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Non-GAAP income of $1.2 million, or $0.04 per share
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Adjusted EBITDA income of $0.8 million
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Cash from operations $25.0 million

Full Year 2024 Results:

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Total Revenue of $283.5 million
•
Core Revenue1 grew 7% year-over-year to $281.2 million
•
GAAP loss of $42.7 million, or ($1.41) per share
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Non-GAAP income of $15.0 million, or $0.49 per share
•
Adjusted EBITDA loss of $2.8 million
•
Cash from operations $21.1 million
•
Cash, cash equivalents, restricted cash, and investments in marketable securities of $828.6 million

Note:

1) Core Revenue is revenue calculated in accordance with GAAP minus revenue from COVID-19 testing products and services including COVID-19 NGS testing revenue, each as calculated in accordance with GAAP.

Non-GAAP income (loss), non-GAAP income (loss) per share, adjusted EBITDA income (loss), non-GAAP gross profit and margin, and non-GAAP operating income (loss) and margin, are described below under “Note Regarding Non-GAAP Financial Measures” and are reconciled to the most directly comparable GAAP financial measure, GAAP income (loss), GAAP gross profit and margin, and GAAP operating income (loss) and margin, in the accompanying tables.

Ming Hsieh, Chairperson of the Board of Directors and Chief Executive Officer, said, “I am pleased with the progress of our business in 2024. Laboratory Services exhibited strong growth for the year. In Therapeutics Development, we now have a clinical pipeline, with FID-007 continuing to progress in a Phase 2 trial and FID-022 cleared by the U.S. FDA to begin a Phase 1 trial.”

Paul Kim, Chief Financial Officer, said, “We are pleased with our financial performance in 2024 and believe we have entered 2025 in a position of strength, with projected growth in our laboratory services business and a strong balance sheet to execute our objectives.”

Outlook:

For the full year 2025, Fulgent expects:

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Core Revenue of approximately $310 million
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GAAP loss of approximately ($1.95) per share
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Non-GAAP loss of approximately ($0.65) per share
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Cash, cash equivalents, and investments in marketable securities of approximately $780 million as of December 31, 2025*

*Cash expenditures may be higher or lower than currently estimated due to a variety of factors and circumstances, including as a result of the Company’s ongoing stock repurchase program or other expenditures outside the ordinary course of business, which could include M&A.

Conference Call Information

Fulgent will host a conference call for the investment community today at 8:30 AM ET (5:30 AM PT) to discuss its fourth quarter and full year 2024 results. The call may be accessed through a live audio webcast in the Investor Relations section of the Company’s website, http://ir.fulgentgenetics.com. An audio replay will be available at the same location.

Note Regarding Non-GAAP Financial Measures

Certain information set forth in this press release and/or to be discussed on the Company’s earnings call, including non-GAAP income (loss), non-GAAP income (loss) per share, adjusted EBITDA income (loss), non-GAAP gross profit and margin, and non-GAAP operating income (loss) and margin, are non-GAAP financial measures. Fulgent believes this information is useful to investors because it provides a basis for measuring the performance of the Company’s business, excluding certain income or expense items that management believes are not directly attributable to the Company’s operating results. Fulgent defines non-GAAP income (loss) as net income (loss) calculated in accordance with accounting principles generally accepted in the United States of America, or GAAP, plus amortization of intangible assets, plus goodwill impairment loss, plus equity-based compensation expenses, plus impairment of available-for-sale debt securities, plus or minus the non-GAAP tax effect, and plus or minus other charges or gains, as identified, that management believes are not representative of the Company’s operations. The non-GAAP tax effect was calculated by excluding from the GAAP provision the impact of the amortization of intangible assets, goodwill impairment loss, equity-based compensation expenses, and impairment of available-for-sale debt securities. Fulgent defines adjusted EBITDA income (loss) as GAAP income (loss) plus or minus interest (expense) income, plus or minus provisions (benefits) for income taxes, plus goodwill impairment loss, plus equity-based compensation expenses, plus depreciation and amortization, plus impairment of available-for-sale debt securities, and plus or minus other charges or gains, as identified, that management believes are not representative of the Company’s operations. Fulgent defines non-GAAP gross profit as gross profit calculated in accordance with GAAP plus equity-based compensation included in cost of revenue as shown in the table below. Fulgent defines non-GAAP gross margin by taking non-GAAP gross profit and dividing it by GAAP revenue. Fulgent defines non-GAAP operating profit (loss) by taking GAAP operating profit (loss) and adding goodwill impairment loss, equity-based compensation, and amortization of intangible assets. Non-GAAP operating margin is calculated by taking non-GAAP operating profit (loss) and dividing by GAAP revenue. Fulgent may continue to incur expenses similar to the items added to or subtracted from GAAP income (loss) to calculate non-GAAP income (loss) and adjusted EBITDA income (loss); accordingly, the exclusion of these items in the presentation of these non-GAAP financial measures should not be construed as an implication that these items are unusual, infrequent or non-recurring. Management uses these non-GAAP financial measures along with the most directly comparable GAAP financial measure of net income (loss), gross profit and margin, and operating income (loss) and margin, in evaluating the Company’s operating performance. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in conformity with GAAP, and non-GAAP financial measures as reported by Fulgent may not be comparable to similarly titled metrics reported by other companies.

About Fulgent

Fulgent is a technology-based company with a well-established laboratory services business and a therapeutic development business. Fulgent’s laboratory services business includes technical laboratory and testing services and professional interpretation of laboratory results by licensed physicians. Fulgent’s therapeutic development business is focused on developing drug candidates for treating a broad range of cancers using a novel nanoencapsulation and targeted therapy platform designed to improve the therapeutic window and pharmacokinetic profile of new and existing cancer drugs. The Company aims to transform from a diagnostic business into a fully integrated precision medicine company.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Examples of forward-looking statements in this press release include statements about, among other things: future performance; guidance, including guidance regarding expected quarterly and annual financial results, core revenues, GAAP loss, non-GAAP loss, and cash, cash equivalents and investments in marketable securities; evaluations and judgments regarding the stability of certain revenue sources, the Company’s cash position and sufficiency of its resources, momentum, trajectory, vision, future opportunities and future growth of the Company’s testing and laboratory services, technologies and expansion; the Company’s research and development efforts, including any implications that the results of earlier clinical trials will be representative or consistent with later clinical trials, the expected timing of enrollment and regulatory filings for these trials and the availability of data or results of these trials, including any implication that interim or preliminary data will be representative of final data; the Company’s identification and evaluation of opportunities and its ability to capitalize on opportunities, capture market share, or expand its presence in certain markets; and the Company’s ability to continue to grow its business.

Forward-looking statements are statements other than historical facts and relate to future events or circumstances or the Company’s future performance, and they are based on management’s current assumptions, expectations, and beliefs concerning future developments and their potential effect on the Company’s business. These forward-looking statements are subject to a number of risks and uncertainties, which may cause the forward-looking events and circumstances described in this press release to not occur, and actual results to differ materially and adversely from those described in or implied by the forward-looking statements. These risks and uncertainties include, among others: the market potential for, and the rate and degree of market adoption of, the Company’s tests; its ability to maintain turnaround times and otherwise keep pace with rapidly changing technology; the Company’s ability to maintain the low internal costs of its business model; the Company’s ability to maintain an acceptable margin; risks related to volatility in the Company’s results, which can fluctuate significantly from period to period; risks associated with the composition of the Company’s customer base, which can fluctuate from period to period and can be comprised of a small number of customers that account for a significant portion of the Company’s revenue; the Company’s level of success in obtaining coverage and adequate reimbursement and collectability levels from third-party payors for its tests and testing services; the Company’s level of success in establishing and obtaining the intended benefits from partnerships, strategic investments, joint ventures, acquisitions, or other relationships; the success of the Company’s development efforts, including the Company’s ability to progress its candidates through clinical trials on the timelines expected; the Company’s compliance with the various evolving and complex laws and regulations applicable to its business and its industry; and the Company’s ability to protect its proprietary technology and intellectual property. As a result of these risks and uncertainties, forward-looking statements should not be relied on or viewed as predictions of future events.

The forward-looking statements made in this press release speak only as of the date of this press release, and the Company assumes no obligation to update publicly any such forward-looking statements to reflect actual results or to changes in expectations, except as otherwise required by law.

The Company’s reports filed with the U.S. Securities and Exchange Commission, or the SEC, including its annual report on Form 10-K for the fiscal year ended December 31, 2023, filed with the SEC on February 28, 2024, and the other reports it files from time to time, including subsequently filed annual, quarterly and current reports, are made available on the Company’s website upon their filing with the SEC. These reports contain more information about the Company, its business and the risks affecting its business, as well as its results of operations for the periods covered by the financial results included in this press release.

Investor Relations Contact:

The Blueshirt Group

Melanie Solomon, melanie@blueshirtgroup.com

FULGENT GENETICS, INC.
Condensed Consolidated Balance Sheet Data
December 31, 2024 and December 31, 2023
(in thousands)

	December 31, 2024	December 31, 2023
ASSETS:
Cash and cash equivalents	$55,144	$97,473
Investments in marketable securities	773,313	750,252
Accounts receivable, net	69,021	51,132
Property, plant, and equipment, net	105,549	83,464
Other assets	216,937	253,007
Total assets	$1,219,964	$1,235,328
LIABILITIES & EQUITY:
Accounts payable, accrued liabilities and other liabilities	$90,805	$102,042
Total stockholders’ equity	1,129,159	1,133,286
Total liabilities & equity	$1,219,964	$1,235,328

FULGENT GENETICS, INC.
Condensed Consolidated Statement of Operations Data
Three and Twelve Months Ended December 31, 2024 and 2023
(in thousands, except per share data)
(unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2024	2023	2024	2023
Revenue	$76,214	$70,505	$283,470	$289,213
Cost of revenue (1)	44,365	45,276	176,255	184,757
Gross profit	31,849	25,229	107,215	104,456
Operating expenses:
Research and development (1)	12,113	11,952	48,816	41,440
Selling and marketing (1)	9,538	10,500	36,246	41,467
General and administrative (1)	24,341	31,706	88,106	88,999
Amortization of intangible assets	1,992	1,958	7,965	7,845
Goodwill impairment loss	—	120,234	—	120,234
Total operating expenses	47,984	176,350	181,133	299,985
Operating loss	(16,135)	(151,121)	(73,918)	(195,529)
Interest income	8,123	5,810	31,304	21,612
Interest expense	(40)	137	170	(488)
Impairment of available-for-sale debt securities	—	—	(10,073)	—
Other income (expense), net	7	(22)	561	320
Total other income, net	8,090	5,925	21,962	21,444
Loss before income taxes	(8,045)	(145,196)	(51,956)	(174,085)
(Benefit from) provision for income taxes	(1,855)	(10,862)	(8,136)	1,154
Net loss from consolidated operations	(6,190)	(134,334)	(43,820)	(175,239)
Net loss attributable to noncontrolling interests	302	6,185	1,112	7,414
Net loss attributable to Fulgent	$(5,888)	$(128,149)	$(42,708)	$(167,825)

Net loss per common share attributable to Fulgent:
Basic	$(0.19)	$(4.30)	$(1.41)	$(5.63)
Diluted	$(0.19)	$(4.30)	$(1.41)	$(5.63)
Weighted-average common shares:
Basic	30,652	29,771	30,235	29,784
Diluted	30,652	29,771	30,235	29,784

(1) Equity-based compensation expense was allocated as follows:
Cost of revenue	$1,851	$2,375	$7,799	$9,749
Research and development	3,408	3,973	14,971	14,873
Selling and marketing	924	1,320	3,907	4,964
General and administrative	4,225	3,764	17,804	13,336
Total equity-based compensation expense	$10,408	$11,432	$44,481	$42,922

FULGENT GENETICS, INC.
Non-GAAP Income (Loss) Reconciliation
Three and Twelve Months Ended December 31, 2024 and 2023
(in thousands, except per share data)

	Three Months Ended December 31,		Year Ended December 31,
	2024	2023	2024	2023
Net loss attributable to Fulgent	$(5,888)	$(128,149)	$(42,708)	$(167,825)
Amortization of intangible assets	1,992	1,958	7,965	7,845
Goodwill impairment loss	—	120,234	—	120,234
Equity-based compensation expense	10,408	11,432	44,481	42,922
Impairment of available-for-sale debt securities	—	—	10,073	—
Non-GAAP tax effect (1)	(5,349)	2,794	(4,780)	(15,473)
Non-GAAP income (loss) attributable to Fulgent	$1,163	$8,269	$15,031	$(12,297)

Net loss per common share attributable to Fulgent:
Basic	$(0.19)	$(4.30)	$(1.41)	$(5.63)
Diluted	$(0.19)	$(4.30)	$(1.41)	$(5.63)

Non-GAAP income (loss) per common share attributable to Fulgent:
Basic	$0.04	$0.28	$0.50	$(0.41)
Diluted	$0.04	$0.28	$0.49	$(0.41)

Weighted average common shares:
Basic	30,652	29,771	30,235	29,784
Diluted	31,184	29,771	30,530	29,784

(1) Tax rates as follows:

During the three and twelve months ended December 31, 2024 and 2023, the Company calculated an income tax provision on a non-GAAP basis.

FULGENT GENETICS, INC.
Non-GAAP Adjusted EBITDA Reconciliation
Three and Twelve Months Ended December 31, 2024 and 2023
(in thousands)
	Three Months Ended December 31,		Year Ended December 31,
	2024	2023	2024	2023
Net loss attributable to Fulgent	$(5,888)	$(128,149)	$(42,708)	$(167,825)
Interest income, net	(8,083)	(5,947)	(31,474)	(21,124)
(Benefit from) provision for income taxes	(1,855)	(10,862)	(8,136)	1,154
Goodwill impairment loss	—	120,234	—	120,234
Equity-based compensation expense	10,408	11,432	44,481	42,922
Depreciation and amortization	6,192	6,533	24,928	26,143
Impairment of available-for-sale debt securities	—	—	10,073	—
Adjusted EBITDA	$774	$(6,759)	$(2,836)	$1,504

FULGENT GENETICS, INC.
Non-GAAP Operating Margin
Three and Twelve Months Ended December 31, 2024 and 2023
(in thousands, except percentages)
	Three Months Ended December 31,		Year Ended December 31,
	2024	2023	2024	2023
Revenue	$76,214	$70,505	$283,470	$289,213
Cost of revenue	44,365	45,276	176,255	184,757
Gross profit	31,849	25,229	107,215	104,456
Gross margin	41.8%	35.8%	37.8%	36.1%

Equity-based compensation included in cost of revenue	1,851	2,375	7,799	9,749
Non-GAAP gross profit	33,700	27,604	115,014	114,205
Non-GAAP gross margin	44.2%	39.2%	40.6%	39.5%

Operating expenses	47,984	176,350	181,133	299,985
Equity-based compensation included in operating expenses	8,557	9,057	36,682	33,173
Amortization of intangible assets	1,992	1,958	7,965	7,845
Goodwill impairment loss	—	120,234	—	120,234
Non-GAAP operating expenses	37,435	45,101	136,486	138,733
Non-GAAP operating loss	$(3,735)	$(17,497)	$(21,472)	$(24,528)
Non-GAAP operating margin	-4.9%	-24.8%	-7.6%	-8.5%